SUB-ITEM 77Q1(a): Exhibits
                                            SELIGMAN NEW TECHNOLOGIES FUND, INC.


Amended and Restated By-Laws of the Registrant (Incorporated by reference to Registrant's Form 8-K filed on February 7, 2006).